Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED

GUARANTEE AND COLLATERAL AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”), dated as of June 12, 2013, to that certain Amended and Restated Guarantee and Collateral Agreement, dated as of November 30, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Guarantee and Collateral Agreement”) made by MARRIOTT VACATIONS WORLDWIDE CORPORATION(“MVWC”), MARRIOTT OWNERSHIP RESORTS, INC. (the “Borrower”), and certain Subsidiaries of the Borrower (the “Subsidiary Guarantors”; and MVWC, the Borrower and each Subsidiary Guarantor, individually a “Grantor” and collectively, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successor(s) thereto in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Guarantee and Collateral Agreement is a Loan Document as defined in that certain Amended and Restated Credit Agreement, dated as of November 30, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among MVWC, the Borrower, the several lenders from time to time parties thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, a Loan Document may be amended by a written document entered into by the Administrative Agent, with the consent of the Required Lenders;

WHEREAS, pursuant to Section 3 of the First Amendment to the Credit Agreement, dated as of the date hereof, among MVWC, the Borrower, the Required Lenders and the Administrative Agent, the Required Lenders have authorized the Administrative Agent to enter into an amendment to the Guarantee and Collateral Agreement; and

WHEREAS, the parties now wish to amend the Guarantee and Collateral Agreement in certain respects.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) has the meaning assigned to such term in the Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

Section 2. Amendment to Guarantee and Collateral Agreement.

2.1 Amendments to Section 1 of the Guarantee and Collateral Agreement.

(a) The term “Qualified ECP Guarantor” shall be inserted in proper alphabetical order:

“Qualified ECP Guarantor”: in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(b) The definition of “Borrower Obligations” shall be amended by inserting the following proviso immediately prior to the “.” at the end thereof:

“; provided, that for purposes of determining any Guarantor Obligations of any Guarantor, the definition of “Borrower Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, if applicable) any Excluded Swap Obligations of such Guarantor”

(c) The definition of “Guarantor Obligations” shall be amended by inserting the following proviso immediately prior to the “.” at the end thereof:

“; provided, that Guarantor Obligations shall not include any Excluded Swap Obligations”

2.2 Amendments to Section 2 of the Guarantee and Collateral Agreement.

(a) The first sentence of Section 2.1(a) shall be amended by inserting the words “(other than, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor)” after the words “Borrower Obligations”.

(b) A new Section 2.8 shall be inserted as follows:

“2.8. Keepwell. The Borrower shall at all times designate a Qualified ECP Guarantor (determined by the Borrower in its sole discretion) and such Qualified ECP Guarantor shall absolutely, unconditionally, and irrevocably undertake to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that such Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of such Qualified ECP Guarantor under this Section 2.8 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations. The Borrower certifies on behalf of such Qualified ECP Guarantor that it intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Guarantor for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

2.3 Amendments to Section 6.5 of the Guarantee and Collateral Agreement. Section 6.5 of the Guarantee and Collateral Agreement shall be amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.”

Section 3. Conditions. This Agreement shall become effective on the date this Agreement shall have been duly executed and delivered by the Grantors and the Administrative Agent.

Section 4. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York.

Section 5. Effect of This Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Miscellaneous. This Agreement shall constitute a Security Document and a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph Bramuchi
	Name:	Joseph Bramuchi
	Title:	Vice President

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph Bramuchi
	Name:	Joseph Bramuchi
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Guarantee and Collateral Agreement]

E-CRM CENTRAL, LLC

EAGLE TREE CONSTRUCTION, LLC

HARD CARBON, LLC

HEAVENLY RESORT PROPERTIES, LLC

K D KAPULE LLC

KAUAI LAGOONS HOLDINGS LLC

KAUAI LAGOONS LLC

KAUAI LAGOONS VESSELS LLC

MARRIOTT KAUAI OWNERSHIP RESORTS, INC.

MARRIOTT OVERSEAS OWNERS SERVICES CORPORATION

MARRIOTT OWNERSHIP RESORTS PROCUREMENT, LLC

MARRIOTT RESORTS HOSPITALITY CORPORATION

MARRIOTT RESORTS SALES COMPANY, INC.

MARRIOTT RESORTS TITLE COMPANY, INC.

MARRIOTT RESORTS, TRAVEL COMPANY, INC.

MARRIOTT VACATION PROPERTIES OF FLORIDA, INC.

MARRIOTT’S DESERT SPRINGS DEVELOPMENT CORPORATION

MH KAPALUA VENTURE, LLC

MORI GOLF (KAUAI), LLC

MORI MEMBER (KAUAI), LLC

MORI RESIDENCES, INC.

MTSC, INC.

MVW OF NEVADA, INC.

MVW US HOLDINGS, INC.

R.C. CHRONICLE BUILDING, L.P.

RBF, LLC

RCC (GP) HOLDINGS LLC

RCC (LP) HOLDINGS L.P.

RCDC 942, L.L.C.

RCDC CHRONICLE LLC

THE COBALT TRAVEL COMPANY, LLC

THE LION & CROWN TRAVEL CO., LLC

THE RITZ-CARLTON DEVELOPMENT COMPANY, INC.

THE RITZ-CARLTON MANAGEMENT COMPANY, L.L.C.

THE RITZ-CARLTON SALES COMPANY, INC.

THE RITZ-CARLTON TITLE COMPANY, INC.

By:	/s/ Joseph Bramuchi
	Name:	Joseph Bramuchi
	Title:	Vive President

[Signature Page to First Amendment to Amended and Restated Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Marc Costantino
	Name:	Marc Costantino
	Title:	Executive Director

[Signature Page to First Amendment to Amended and Restated Guarantee and Collateral Agreement]